American Century World Mutual Funds, Inc. Prospectus Supplement International Value Fund
Supplement dated July 16, 2010 ■ Prospectus dated March 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM).

The following replaces the Investment Advisors under Portfolio Management on page 5 of the prospectus:

Investment Advisors

American Century Investment Management, Inc., Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited

The following replaces the first two paragraphs under The Investment Advisor on page 8 of the prospectus:

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate. The advisor has hired Templeton Investment Counsel, LLC (Templeton), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, a wholly owned indirect subsidiary of Franklin Resources, Inc. (Franklin) and  Franklin Templeton Investments (Asia) Limited (Franklin Asia), 8 Connaught Road Central, Chater House-17th Floor, Hong Kong, a wholly owned indirect subsidiary of Franklin, as subadvisors to make day-to-day investment decisions for the fund. Templeton and Franklin Asia perform this function under the supervision of the advisor and the fund’s Board of Directors.

The following replaces the paragraph under the Management Fees Paid table under The Investment Advisor on page 8 of the prospectus:

A discussion regarding the basis for the Board of Directors' approval of the fund's previous investment advisory agreements with the advisor, as well as the previous subadvisory agreement between the advisor and Templeton, is available in the fund's report to shareholders dated November 30, 2009. A discussion regarding the basis for the Board of Directors' approval of the fund's current investment advisory agreement with the advisor, as well as the current subadvisory agreement between the advisor, Templeton and Franklin Asia, will be available in the fund's report to shareholders dated May 28, 2010.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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